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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 11, 1999 (May 31, 1999)

        Telescan, Inc. (Exact name of Registrant as specified in Charter)

   Delaware                           0-17508                    061489574
(State or Other                     (Commission                (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)


        5959 Corporate Drive
            Suite 2000
           Houston, Texas                                          77036
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (281) 588-9700


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Effective May 31, 1999, Telescan, Inc., a Delaware corporation (the "Company"), through its wholly-owned subsidiary, T Acquisition Corp. ("Merger Sub"), acquired (the "Merger") INVESTools, Inc. ("INVESTools"), pursuant to an Agreement and Plan of Merger by and among the Company, Merger Sub, and INVESTools, dated April 25, 1999 (the "Merger Agreement"). INVESTools is a provider of investment advisory subscriptions and relationship marketing services for financial products on the Internet. Pursuant to the Merger Agreement, the shareholders and option holders of INVESTools received or will receive an aggregate of 2,345,931 shares of the Company's common stock.

         All options to purchase INVESTools common stock outstanding immediately prior to the Merger were assumed by the Company and converted into options to purchase shares of the Company's common stock (the "Options"). Of the 2,345,931 shares of Company common stock received or to be received, 220,954 shares represent shares of the Company's common stock issuable upon exercise of the Options.

         The Company intends to record the acquisition using the pooling-of-interests method of accounting. The purchase price was determined based upon an evaluation of the business of INVESTools and the results of arm's length negotiations between the parties.

         The foregoing discussion is only a summary and is qualified in its entirety by reference to the attached press release and Agreement and Plan of Merger filed as exhibits hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         A.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The financial statements of INVESTools for the fiscal year ended June 30, 1998 are filed as Exhibit 99.1 hereto. The Financial Statements of INVESTools for the three-month period ended March 31, 1999 are not included with this initial report. Such financial information will be filed by amendment no later than August 14, 1999.

         B.       PRO FORMA FINANCIAL INFORMATION.

                  The Unaudited Pro Forma Condensed Combined Financial Statements of INVESTools and the Company for the years ended December 31, 1996, 1997 and 1998 are filed as Exhibit 99.2 hereto. The unaudited Pro Forma Condensed Combined Financial Statements of INVESTools and the Company as of and for the three-month periods ended March 31, 1998 and 1999 are not included with this initial report. Such financial information will be filed by amendment no later than August 14, 1999.



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         C.       EXHIBITS

                  Exhibit 2.1 Agreement and Plan of Merger, dated April 25, 1999, by and among Telescan, Inc., T Acquisition Corp., and INVESTools, Inc.

                  Exhibit 99.1    Financial Statements of INVESTools, Inc.

                  Exhibit 99.2 Unaudited Pro Forma Condensed Combined Financial Statements of Telescan, Inc. and INVESTools, Inc.

                  Exhibit 99.3    Press Release dated June 3, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TELESCAN, INC.


Date: June 11, 1999                     By: /s/ ROGER C. WADSWORTH
                                            ------------------------------------
                                            Roger C. Wadsworth
                                            Senior Vice President


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                                EXHIBIT INDEX

            Exhibit 2.1 Agreement and Plan of Merger, dated April 25, 1999, by and among Telescan, Inc., T
                            Acquisition Corp., and INVESTools, Inc.

            Exhibit 99.1    Financial Statements of INVESTools, Inc.

            Exhibit 99.2 Unaudited Pro Forma Condensed Combined Financial Statements of Telescan, Inc. and INVESTools, Inc.

            Exhibit 99.3    Press Release dated June 3, 1999.